Supplement to the currently effective Statement of Additional Information ("SAI") for the portfolio listed below:

DWS Balanced VIP
--------------------------------------------------------------------------------

The following information supplements the disclosure in the "Management of the Fund" section of the portfolio's SAI, upon shareholder approval of the Sub-Advisory Agreement:

Subadvisor to DWS Balanced VIP

Deutsche Asset Management International GmbH ("DeAMi"), an investment advisor registered with the US Securities and Exchange Commission, will be the subadvisor to the Portfolio upon shareholder approval of the sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the final quarter of 2008. DeAMi, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, 60327, will render investment advisory and management services to the Portfolio pursuant to the terms of the Sub-Advisory Agreement between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of a portion of the large cap value allocation of the Portfolio's investment portfolio and will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Portfolio at the annual rates shown below:

Assets                                      Sub-Advisory Fee
Managed by DeAMi (in Euros)                 (as a % of average daily net assets)
---------------------------                 ------------------------------------

(euro)0 - (euro)250 million                                             0.300%
(euro)250 million - (euro)500 million                                   0.200%
(euro)500 million - (euro)1 billion                                     0.120%
(euro)1 billion - (euro)2.5 billion                                     0.080%
(euro)2.5 billion - (euro)5 billion                                     0.055%
(euro)5 billion - (euro)25 billion                                      0.035%
(euro)25 billion - (euro)50 billion                                     0.025%
over (euro)50 billion                                                   0.015%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.




               Please Retain this Supplement for Future Reference


December 17, 2007